Exhibit 24
                                                         ----------









                   Consent of Independent Auditors


  We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-48052) under the Securities Act of 1933 of DIMON Incorporated Personal Account Plan of our report dated September 17, 1999, contained in the Annual Report on Form 11-K under the Securities Exchange Act of 1934 for the year ended June 30, 1999, of DIMON Incorporated Personal Account Plan.














  September 17, 1999
  Danville, Virginia







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